INCOME TAX - Vallon - 10-K	9 Months Ended
Sep. 30, 2023
Vallon Pharmaceuticals, Inc.
Income Taxes [Line Items]
INCOME TAXES	INCOME TAX
A reconciliation of income tax expense (benefit) at the US federal statutory income tax rate and the income tax provision in the financial statements is as follows:

	December 31,
	2022	2021
Expected income tax benefit at the federal statutory rate	21.0%	21.0%
State and local taxes, net of federal benefit	10.8	10.6
Non-deductible items and other	(0.8)	(0.5)
Change in valuation allowance	(31.0)	(31.1)
Total	—%	—%
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
The principal components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2022	2021
Deferred tax assets:
Federal and state net operating loss carryforwards	$8,346	$6,617
Share based compensation	342	308
Lease liabilities	55	57
Research and development costs	315	—
Accruals and other	136	98
Gross deferred tax assets	9,194	7,080
Less: deferred tax liabilities	—	(70)
Less: valuation allowance	(9,194)	(7,010)
Net deferred tax assets	$—	$—
Based on the Company’s history of losses, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2022 and 2021. The Company increased its valuation allowance by approximately $2,184 for the year ended December 31, 2022. The Company intends to maintain a valuation allowance until sufficient positive evidence exists to support a reversal of the allowance.
As of December 31, 2022, the Company had federal, state and local net operating loss carryforwards of $25,635, $25,925, and $18,560, respectively. The federal net operating loss carryforwards do not expire. The state and local losses begin to expire in the year ending December 31, 2038.
Under the provisions of Sections 382 and 383 of the Internal Revenue Code (IRC), certain substantial changes in the Company’s ownership may have limited, or may limit in the future, the amount of net operating loss and credit carryforwards that can be used to reduce future income taxes if there has been a significant change in ownership of the Company, as defined by the IRC. Future owner or equity shifts could result in limitations on net operating loss and credit carryforwards.
The Company evaluates tax positions for recognition using a more-likely-than-not recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information. As of December 31, 2022 and 2021, the Company had no unrecognized income tax benefits that would affect the Company’s effective tax rate if recognized. The Company would recognize both accrued interest and penalties related to unrecognized benefits in income tax expense. The Company’s uncertain tax positions yet to be determined would be related to years that remain subject to examination by relevant tax authorities. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the U.S. federal, state and local income tax authorities for all tax years in which a loss carryforward is available.